Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph J. Lazzara, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Scientific Technologies Incorporated for the fiscal quarter and nine months ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly represents in all material respects the financial condition and results of operations of Scientific Technologies Incorporated.

Dated: November 14, 2005	By: /s/Joseph J. Lazzara Name: Joseph J. Lazzara Title: President and Chief Executive Officer

I, Richard O. Faria, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Scientific Technologies Incorporated for the fiscal quarter and nine months ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly represents in all material respects the financial condition and results of operations of Scientific Technologies Incorporated.

Dated: November 14, 2005	By: /s/ Richard O. Faria Name: Richard O. Faria Title: Vice President and Chief Financial Officer